PEOPLES TELEPHONE COMPANY, INC.
                             STOCK OPTION AGREEMENT

         THIS IS A STOCK OPTION AGREEMENT dated as of this 11TH day of JULY , 1994 (the "Grant Date") between Peoples Telephone Company, Inc., a New York corporation with its principal offices located at 2300 N.W. 89th Place, Miami, Florida 33172 (the "Company"), and LAWRENCE T. ELLMAN located at 5832 MOSSROCK DRIVE, NORTH BETHESDA, MARYLAND 20852 (the "Optionee").

                              W I T N E S S E T H:

         WHEREAS, the Company desires to grant stock options to the Optionee and the Optionee desires to accept the grant of such option, subject to the terms and conditions of this Agreement.
         NOW, THEREFORE, the Company and the Optionee hereby agree:

SECTION 1.  GRANT OF OPTIONS.
         Subject to the provisions of this Agreement, the Company hereby grants to the Optionee an option (the "Option") to purchase from the Company 45,000 shares of its common stock, par value $.01 per share (the "Option Shares"), at the price of $ 5.6875 per share (the "Option Price").

SECTION 2.  EXERCISE OF OPTION.

         (a) No portion of the Option may be exercised by the Optionee on or at any time after the fifth anniversary of the Grant Date.

         (b) Except as provided in subsection (a) of this Section, the Optionee may execute the Option and acquire the Option Shares as follows:

                  (i) The Optionee may acquire one-third (1/3) of the shares on or after January 11, 1995 (the "Initial Vesting Date").

                  (ii) The Optionee may acquire an additional one-third (1/3) of the Option Shares one year after the Initial Vesting Date; and.

                  (iii) The Optionee may acquire the final third (1/3) of the Option Shares two years after the Initial Vesting Date.


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         (c) The Option may be exercised in whole or in part by the Optionee delivering a written notice to the Company specifying the number of the Option Shares the Optionee desires to purchase pursuant to the Option and tendering in cash or in shares of the Company's common stock an amount equal to the Option Price multiplied by such number of Option Shares. The Optionee shall not purchase fewer than 100 of the Option Shares at any one time unless the remaining Option Shares equal less than 100 shares.

SECTION 3.  SHARE CERTIFICATES.

         Upon exercise of any or all of the Option Shares the Company will cause one or more stock certificates evidencing the Optionee's ownership of the Option Shares so purchased by the Optionee to be issued to the Optionee. Unless the Option Shares have been registered under the Securities Act of 1933, as amended (the "Act"), pursuant to a Registration Statement on Form S-8 which has been declared effective by the United States Securities and Exchange Commission, the Company shall cause the following legend to be placed upon each stock certificate representing the Option Shares:

         "The shares of stock represented by this Certificate have been acquired directly or indirectly from the Issuer or an affiliate of the Issuer without being registered under the Securities Act of 1933, as amended, (the "Act"), or the securities laws of any state or other jurisdiction, including the Florida Securities Act, and are restricted securities as that term is defined under Rule 144 promulgated under the Act. These shares may not be sold, transferred, pledged, hypothecated or otherwise disposed of in any manner (the "Transfer") unless they are registered under the Act and the securities laws of all applicable states and other jurisdictions or unless the request for the Transfer is accompanied by a favorable opinion of counsel satisfactory to the Issuer, stating that the Transfer will not result in a violation of such laws."


SECTION 4.  INVESTMENT SECURITIES.

         The Optionee represents and warrants to the Company that any Option Shares purchased by him upon the exercise of this Agreement will be acquired for investment and not for distribution within the meaning of the Act, provided, however, that the foregoing representation and warranty shall be inoperative if the Option Shares are registered under the Act. The Optionee agrees to give prompt written notice to the Company if he makes any disposition of any shares of common stock purchased by him under this Option within the two year period beginning on the day after the date of the issue of the shares to him.


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SECTION 5.  MISCELLANEOUS PROVISIONS.

         (a) Notices. Unless otherwise specifically provided in this Agreement, all notices to be given hereunder shall be in writing and sent to the parties by certified mail, return receipt requested, which shall be addressed to each party's respective address, as set forth in the first paragraph of this Agreement, or to such other address as the party shall give to the other party by a notice given in accordance with this Section and, except as otherwise provided in this Agreement, shall be effective when deposited in the United States mail properly addressed and postage prepaid. If the notice is sent other than by United States mail, the notice shall be effective when actually received by the party being noticed.

         (b) Assignment. This Agreement may not be assigned in whole or in part by either of the parties without the express written consent of the other party.

         (c) Further Assurances. Both parties shall execute and deliver all other instruments and do all other acts as may be necessary to carry out the intent and purposes of this Agreement.

         (d) Gender. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms and the singular form of nouns and pronouns shall include the plural and vice versa.

         (e) Captions. The captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend or prescribe the scope of this Agreement or the intent of any of its provisions.

         (f) Completeness and Modification. This Agreement constitutes the entire understanding between the parties superseding all prior and contemporaneous agreements or understandings among the parties concerning the grant of stock options to the Optionee and shall not be terminated, except in accordance with its terms or amended except in accordance with a writing executed by both of the parties.

         (g) Waiver. The waiver of a breach of any term or condition of this Agreement shall not be deemed to constitute the waiver of any other breach of the same or any other term or condition.

         (h) Severability. The invalidity or unenforceability, in whole or in part, of any covenant, promise or undertaking, or any section, subsection, paragraph, sentence, clause, phrase or word or of any provisions of this Agreement shall not affect the validity or enforceability of the remaining portions of this Agreement.

         (i) Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.


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         (j) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the heirs, successors, estate and personal representatives of the Optionee and upon the successors and assigns of the Company.

         (k) Litigation-Attorneys' Fees. In connection with any litigation arising out of the enforcement of this Agreement or for its interpretation, the prevailing party shall be entitled to recover its costs, including reasonable attorneys' fees, at the trial and all appellate levels from the other party who was an adverse party to the litigation.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year set forth in the first paragraph of this Agreement.

                                       PEOPLES TELEPHONE COMPANY, INC.


                                       BY: ____________________________
                                             ROBERT D. RUBIN, PRESIDENT





                                       LAWRENCE T. ELLMAN,  THE OPTIONEE


                                       BY:  ____________________________



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FORM 3

Washington, D.C. 20549

OMB Number      3235-0104
Expires:      February 1, 1994
Estimated average burden
hours per response     D5


INITIAL STATEMENT OF BENEFICIAL OWNERSHIP OF SECURITIES

Filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, Section 17(a) of the Public Utility Holding Company Act of 1935 or Section 30(f) of the Investment Company Act of 1940

1. Name and Address of Reporting Person
ELLMAN, LAWRENCE T.
(Last)     (First)     (Middle)
5832 Mossrock Drive
(Street)
North Bethesda, MD 20852
(City)     (State)     (Zip)

2. Date of Event Requiring Statement
(Month/Day/Year)
7/11/94

3. IRS or Social Security Number of Reporting Person (Voluntary)
###-##-####

4. Issuer Name and Ticker or Trading Symbol
PTEL - Peoples Telephone Company, Inc.

5. Relationship of Reporting Person to Issuer
(Check all applicable)
___ Director     ___ 10% Owner
_X_ Officer (give title below)     ___Other (specify below)
President - Pay Telephone Division

6. If Amendment, Date of Original
(Month/Day/Year)

Table 1 - Non-Derivative Securities Beneficially Owned

1. Title of Security (Instr. 4)

2. Amount of Securities Beneficially Owned (Instr. 4)

3. Ownership Form: Direct (D) or Indirect (I) (Instr. 5)

4. Nature of Indirect Beneficial Ownership (Instr. 5)

Reminder: Report on a separate line for each class of securities beneficially owned directly or indirectly.

                           (Print or Type Responses)

(Over)
SEC (illegible)

                         WAIVER AND FIRST AMENDMENT TO
            FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     WAIVER AND FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Agreement") is being entered into as of the 29th day of November, 1995 by and among PEOPLES TELEPHONE COMPANY, INC., a New York corporation (hereinafter referred to as "Borrower"), the Lenders party to the Loan Agreement (hereinafter referred to as "the Lenders") and
Creditanstalt-Bankverein, as agent for the Lenders (in such capacity, the "Agent").

                              W I T N E S S E T H:

     WHEREAS, Borrower, the Lenders and the Agent are party to that certain Fourth Amended and Restated Loan and Security Agreement, dated as of July 19, 1995 (as so amended, the "Loan Agreement"), pursuant to which the Lenders made available to the Borrower a $40 million revolving credit facility; and

     WHEREAS, Borrower has requested that the Lenders waive certain financial covenant Defaults by Borrower under the Loan Agreement; and

     WHEREAS, the Lenders are willing, subject to the terms and conditions hereof, to waive such Defaults and to make such amendments and modifications;

     NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Lenders hereto hereby agree as follows:

     1. DEFINED TERMS. Defined terms used herein, as indicated by the initial capitalization thereof, shall have the meaning ascribed to such terms in the Loan Agreement.

     2. AMENDMENT OF DEFINITION. Section 1.1 of the Loan Agreement is hereby amended by deleting in its entirety the definition for "Borrowing Base" contained therein and substituting in lieu thereof a new definition to read as follows:

     "Borrowering Base" shall mean, as of any date, an amount equal to the lesser of (a) and (b) below:

          (a) up to (i) seventy-five percent (75%) of the net amount of Borrower's Eligible Accounts plus (ii) an amount equal to $1,200 multiplied by the number of Eligible Pay Telephones; or

          (b) (i) $10,000,000, if the Borrower's Operating Cash Flow for the 3 month period most recently ended is less than $6,000,000;

               (ii) $20,000,000, if Borrower's Operating Cash Flow for the three month period most recently ended equals or exceeds $6,000,000 but Borrower's Operating Cash Flow for the six month period most recently ended is less than $13,000,000; and

               (iii) $30,000,000 if (A) Borrower's Operating Cash Flow for the three month period most recently ended equals or exceeds $6,000,000; and
     (B) Borrower's Operating Cash Flow for the six month period most recently ended equals or exceeds $13,000,000 but is less than $14,000,000; and

               (iv) $40,000,000 if (A) Borrower's Operating Cash Flow for the three month period most recently ended equals or exceeds $6,000,000; and
     (B) Borrower's Operating Cash Flow for the six month period most recently ended equals or exceeds $14,000,000.

     3. BORROWING BASE CERTIFICATE. The Loan Agreement is hereby amended by deleting Exhibit D thereof in its entirety and by substituting in lieu therefor a new Exhibit D, which is attached hereto as Exhibit A and incorporated herein by reference.

     4. PROJECTED FINANCIAL STATEMENTS. Borrower agrees to deliver to Lenders not later than December 11, 1995, a projected operating budget for Borrower for the year beginning January 1, 1996, consisting of projected monthly balance sheets, income statements and a statement of cash flows.

     5. WAIVER. The Agent and the Lenders hereby waive any Default or Event of Default arising under the Loan Agreement solely as a result of Borrower's failure, for the fiscal quarter of Borrower ending September 30, 1995, to maintain (a) the minimum Net Worth required by Section 8.1 of the Loan Agreement; (b) the minimum Leverage Ratio required by Section 8.2 of the Loan Agreement; (c) the minimum Operating Cash Flow required by Section 8.4 of the Loan Agreement; and (d) the minimum Interest Coverage Ratio required by Section
8.5 of the Loan Agreement.

     6. WAIVER FEE. In consideration for the waiver set forth in this Agreement, the Borrower agrees to pay to the Agent for the ratable benefit of the Lenders, concurrent with the execution and delivery of this Agreement, a waiver fee equal to $50,000.

     7. CONDITIONS PRECEDENT. Subject to the other terms and conditions hereof, this Agreement shall not become effective until the Agent shall have had delivered to it counterparts of this Agreement duly executed and delivered by the Borrower and each of the Lenders; provided, however, that the waivers set forth in Section 5 hereof shall not become effective until Borrower shall pay to the Agent, for the benefit of the Lenders, the waiver fee prescribed in Section 6 hereof. Upon receipt by the Agent of all such executed copies and, in the case of such waivers, the payment of such fee, this Agreement shall become effective as of the date hereof.

     8. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. Borrower hereby represents and warrants to the Agent and the Lenders that (a) all of Borrower's representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct on and as of the date of Borrower's execution of this Agreement; (b) except in respect of the covenants referenced in Section 5 hereof, no Default or Event of Default has occurred and is continuing as of such date under any Loan Document; (c) Borrower has the power and authority to enter into this Agreement and to perform all of its obligations hereunder; (d) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Borrower; and (e) the execution and delivery of this Agreement and performance thereof by Borrower does not and will not violate the Articles of Incorporation, By-laws or other organizational documents of the Borrower and does not and will not violate or conflict with any law, order, writ, injunction, or decree of any court, administrative agency or other governmental authority applicable to Borrower or its properties.

     9. EXPENSES. Borrower agrees to pay, immediately upon demand by the Agent, all costs, expenses, attorneys' fees and other charges and expenses actually incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Agreement and any other instrument, document, agreement or amendment executed in connection with this Agreement.

     10. DEFAULTS HEREUNDER. The breach of any representation, warranty or covenant contained herein or in any document executed in connection herewith, or the failure to serve or comply with any term or agreement contained herein shall constitute a Default or Event of Default under the Loan Agreement and the Agent and the Lenders shall be entitled to exercise all rights and remedies they may have under the Loan Agreement, any other documents executed in connection therewith and applicable law.

     11. REFERENCES. All references in the Loan Agreement and the Loan Documents to the Loan Agreement shall hereafter be deemed to be references to the Loan Agreement as amended hereby and as the same may hereafter be amended from time to time.

     12. LIMITATION OF AGREEMENT. Except as especially set forth herein, this Agreement shall not be deemed to waive, amend or modify any term or condition of the Loan Agreement, each of which is hereby ratified and reaffirmed and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

     13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and any party hereto may execute any counterpart, each of which, when executed and delivered, will be deemed to be an original and all of which, taken together will be deemed to be but one and the same agreement.

     14. FURTHER ASSISTANCE. Borrower agrees to take such further action as the Agent or the Majority Lenders shall reasonably request in connection herewith to evidence the amendments herein contained to the Loan Agreement.

     15. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

     16. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of law.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal on the date first above written.

                                 "BORROWER"
                                 PEOPLES TELEPHONE COMPANY, INC.
                                 By: (illegible)
                                 Name: Chief Financial Officer
                                 Title: Bonnie B(illegible)

                                 Attest: (illegible)
                                 By: (illegible)
                                 Its: Secretary
                                 [CORPORATE SEAL]


                      (Signatures continued on next page)

                   (Signatures continued from pervious page)

                                 "AGENT"
                                 CREDITANSTALT-BANKVEREIN

                                 By:  /s/ Robert M. Biringer
                                 Robert M. Biringer
                                 Senior Vice President

                                 By: /s/ Joseph P. Longosz
                                 Joseph P. Longosz
                                 Vice President


                      (Signatures continued on next page)

                   (Signatures continued from pervious page)


                                 "LENDER"
                                 CREDITANSTALT-BANKVEREIN

                                 By: /s/ Robert M. Biringer
                                 Robert M. Biringer
                                 Senior Vice President

                                 By: /s/ Joseph P. Longosz
                                 Joseph P. Longosz
                                 Vice President